SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

 Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

May 9, 2003	May 9, 2003
Date of Report	(Date of earliest event reported)

Maxwell Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10964	95-2390133
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

9244 Balboa Avenue, San Diego, California		92123
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                     (858) 279-5100

Not applicable

(Former name or former address, if changed since last report.)

Item 5.                    Other Events and Required FD Disclosure

On May 9, 2003 Maxwell Technologies, Inc. (the “Company”) issued a news release announcing the election of Robert L. Guyett as chairman of the Company’s board of directors.  This news release is attached as an exhibit to this Current Report on form 8-K and is incorporated herein by reference.

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits

(c)          Exhibits.

                  Exhibit 99.1            News release dated May 9, 2003

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxwell Technologies, Inc.

Date	May 9, 2003	By	/s/ Richard D. Balanson

		Name	Richard D. Balanson

		Title	Chief Executive Officer